SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                      FORM 8-K


                    Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  December 26, 2000


                           MORGAN STANLEY ABS CAPITAL I INC.,
           (as "Depositor", on behalf of Morgan Stanley ABS Capital I Trust 2000-1, under the Indenture dated as of July 1, 2000 (the "Indenture") providing for the issuance of the Mortgage Loan Asset-Backed Notes, Series 2000-1, Class A Morgan Stanley ABS Capital I Trust 2000-1).


                       MORGAN STANLEY ABS CAPITAL I TRUST 2000-1
                 (Exact name of Registrant as specified in its Charter)


                                        DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-64909                              13-3939229
          (Commission File Number)        (I.R.S. Employer Identification No.)


          ATTENTION:  GENERAL COUNSEL
          1585 BROADWAY, NEW YORK, NEW YORK            10036
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (212) 761-4000


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of December 26, 2000.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of July 1, 2000.


          Date:  January 8, 2001            By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of December 26, 2000.






                              Morgan Stanley ABS Capital I Trust   2000-1
                              Asset Backed Notes
                              December 26, 2000 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               8
                                                                       4.  Coll
>ateral Report                                                      11
                                                                       5.  Deli
>nquency Report                                                     14
                                                                       6.  REO
>Report                                                             15
                                                                       7.  Prep
>ayment Report                                                      16
                                                                       8.  Prep
>ayment Detail Report                                               19
                                                                       9.  Real
>ized Loss Report                                                   20
                                                                      10.  Real
>ized Loss Detail Report                                            23
                                                                      11.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     24
                                                                           Tota
>l Number of Pages
> 24
                                                            CONTACTS
                                                                            Adm
>inistrator:   Ronaldo R Reyes
                                                                            Dir
>ect Phone Number:   (714)247-6320
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Morgan Stanley
>                                                         Cut-Off Date:
>     July 1, 2000
                              Certificate Insurer:
>                                                         Closing Date:
>      July 25, 2000
                              Servicer(s):                  Long Beach Mortgage
> Corp.      Master Servicer                              First Payment Date:
>  August 25, 2000
                              Underwriter(s):               Morgan Stanley & Co
>. Inc      Lead Underwriter                              Distribution Date:
>    December 26, 2000

>                                                         Record Date:
>      November 30, 2000

>                          Page 1 of 24
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       5
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                MS0001  200012
>        023063916 9318484 3250632739332.1 1031858     230      89      32
>12       6       0       0       0 2787927 6387362       0       0       0
> 21
                                                                MS0001  200011
>        017580756 5672257 4306236491916.6391959.2     176      60      42
>10       3       0       0       0 2494186 4004107       0       0       0
> 17
                                                                MS0001  200010
>        021691817 9596825 143908594656.38       0     231      98      12
> 1       0       0       0 3680113       0279178.8       0       0      31
>  0
                                                                MS0001  200009
>        018013216 8101398 2576817213250.1       0     194      78      24
> 4       0       0       0  291331 2205405       0       0       0       3
> 14
                                                                MS0001  200008
>        02.83E+0816769070 6817518 2632088       0    2441     183      69
>18       0       0       0       0221359.9       0       0       0       0
>  2
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                        78                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
      57 167729766868.1194807.31       0292319.3      16       1       1
>0       3       0       0       0       0       0       0       0       0
> 0       014340306     139 9175289      78 2131291      21       0      0 3.5E
>+08
      34 1059219294158.166897.02317120.3280079.8       9       4       2
>4       3       0       0       0       0       0       0       0       0
> 0       010862369     115 6498293      51 2017475      22       0      03.54E
>+08
       1801409.6 1141712       0       0       0       8       9       0
>0       0       0       0       0       0       0       0       0       0
> 0       011130566     111 3959292      32 1943121      17       0      03.56E
>+08
       0758916.7233930.5154619.8475461.5       0       7       2       2
>3       0       0       0       0       0       0       0       0       0
> 0      010891465     106 2496736      17 1622928      14       0       03.58E
>+08
       0502639.8139049.2       0127278.3       0       5       1       0
>1       0       0       0       0       0       0       0       0       0
> 0      026218676     270221359.9       2768967.3       7       0       0 3.6E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      31
>0       0                                                          353.57
>                                                 0       0     0.06588159
                        840836.911968219127386.1       0124593.6     110
>0       1                                                         349.426
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
3.47E+08    3114    3083168680.3 327600710097.42       0       0      31
>0      0       0  126327 19653.4360118043426003934260039349.0236349.42617.4842
>94 0.053750.1538060.0868790.0084050.008405       0       0    0.036232875
 3.5E+08    3137    3114168546.3 317444124964.62       0       0      23
>0      0       0132484.314899.38363674323459882834598828350.0387350.45116.4827
>750.0538010.1538640.086972       0       0  -409.7       0    0.028481263
3.54E+08    3155    3137  168621 167842919190.53       0124593.6      17
>0      1       0132344.515868.72365475313476897334768973351.0548351.48795.4844
>550.0538060.1538790.086984       0       0   409.7       0    0.031199488
3.56E+08    3175    3155167928.4 210723128007.22       0       0      20
>0      0       0135724.613448.28367629953497292134972921352.0557352.5182 4.487
>090.0538390.1538930.087024       0       0       0       0    0.030019295
3.58E+08    3194    3175167060.8 173211045126.26       0       0      19
>0      0       020743.54129177.8369632053516414935164149353.2119353.56953.4854
>460.053815 0.153910.087012       0       0       0       0    0.065881588

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
      0.0073519        0.07323348 0.026450.006144       0                   0.1
>03
                                                        0                   0.1
>02
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
    0.005105793       0.041338667 0.026450.006144       0  Dec-00346.89810.1027
>87                                                0.0093840.9906160.007738
>   0.0068250.1069730.089007        0.0788947.4842947.1465226.863724
    0.002522816       0.0310040790.0185480.005758       0  Nov-00350.35290.1028
>14                                                0.0090490.9909510.006599
>   0.0061840.1033470.076372        0.0717376.4827757.9708766.962175
    0.000267602        0.031467090.0111930.005493       0  Oct-00353.72090.1027
>45                                                0.0047750.9952250.005227
>   0.0052270.0558160.060954        0.0609545.4844555.0885376.794351
    0.000599503       0.0306187980.0070190.004562       0  Sep-00355.71170.1026
>86                                                0.0059670.994033
>   0.0054530.069299                0.063513 4.487097.722054
    0.007351896       0.0732334850.0006180.002148       0  Aug-00358.01490.1026
>87                                                 0.00494 0.99506
>    0.004940.057691                0.0576913.4854468.276025
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                 Printing Pages          Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       6
>  0
7.1920043286.105       0       10.000117        7.01E-05       0  0.0014
>  0.00084       00.010799        0.007661        0.003288        0.003288
>                         3       3Collection Account Repor       8       3
>  0
7.1953453199.406       0       10.000117        8.76E-05       0  0.0014
>  0.00105       00.012766        0.010536        0.003288        0.003288
>                         4        Credit Enhancement Report              0
6.794351 1697.62 0.00035 0.999650.000117        0.0001170.004195  0.0014
>   0.00140.0382450.015609        0.0156090.0032880.003288        0.003288
>                         5       4Collateral Report             11       3
>  0
7.9664962135.238       0       1                       0       0
>        0       0                       0
>                         6       5Delinquency Report            14       1
>  0
8.2760251777.236       0       1                       0       0
>        0       0                       0
>                         7       6REO Report                    15       1

>
>                         8        Foreclosure Report                     0

>
>                         9       7Prepayment Report             16       3
>  0

>
>                        10       8Prepayment Detail Report      19       1

>
>                        11       9Realized Loss Report          20       3
>  0

>
>                        12      10Realized Loss Detail Rep      23       1

>
>                        13      11Triggers, Adj. Rate Cert      24       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         24
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
>CUMCDR  1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       6       2       1
       0       3       3       1
               0       1       0
       0       3       3       1
       0       1       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              24